Ex. 99.1

U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 *317 / 226-6101*
Indianapolis, Indiana 46204 *Fax 317 / 226-6356*

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report
for
Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered) For the month ended: May 31, 2007

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11 Date Bankruptcy filed: September 16, 2003

Required Documents	ATTACHED	Previously SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward Dated: June 11, 2007

Title: Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation Debtor's telephone number: 205-422-9726

Reports Prepared by: Horace Ward (Name), Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation (Title)

MRR REV September 3, 1992

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of May 31, 2007

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	-
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	-
Gross profit	-	-
Interest	2,845	21,297
Rents	-	-
Gain (loss) from sale of property	-	-
Other income	-	-
Total income	2,845	21,297
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	11,000	55,000
Repairs and maintenance (warranty expense)	-	-
Factory equipment rental	-	-
Supplies	33	274
Bad debts	-	-
Bank fees	942	4,655
Payroll taxes	841	4,927
Other taxes (Delaware franchise)	-	-
Interest expense	-	-
Stockholder services	1,755	8,794
Insurance	-	8,773
Travel and entertainment	342	681
Utilities and telephone	294	1,622
Professional and legal	12,275	75,237
Other expenses	-	-
Other expenses (Record storage rental)	-	667
Other expenses (License, payroll service)	97	1,239
Total expenses	27,579	161,869
Net profit (loss)	(24,734)	(140,572)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended May 31, 2007

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		557,214
CASH RECEIPTS		
From cash sales/receipts	-	
From collection of pre-petition accounts receivable	-	
From collection of post-petition accounts receivable	-	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (Receipt on note receivable)	-	
Other receipts (Recovery of deposit)	-	
Other receipts (Receipt customer bankruptcy distribution)	-	
Other receipts (Interest earned)	2,845	
Other receipts (Miscellaneous income)	-	
TOTAL RECEIPTS (Do not include beginning bank balance)		2,845
CASH DISBURSEMENTS		
Inventory purchases	-	
* Net payments to officers/owners	-	
* Net payments to other employees	7,589	
Rent payments	-	
Lease payments	-	
Adequate protection payments	-	
Insurance	-	
Utilities/telephone	294	
** Tax payments	4,252	
Supplies	33	
Outside labor	-	
Travel/entertainment	342	
*** Payments to attorneys	12,275	
*** Payments to accountants	-	
*** Payments to other professionals	-	
U.S. Trustee quarterly fee	-	
Other expenses (Stockholder services)	1,755	
Other expenses (Bank fees)	942	
Other expenses (Reimburse deposit received January 2007)	-	
Other expenses (License, payroll service)	97	
TOTAL DISBURSEMENTS		27,579
NET CASH FLOW (Total receipts minus total disbursements)		(24,734)
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		532,480

* This figure is the actual cash paid. i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended May 31, 2007

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 2,117	$ 2,117	$ -
** FICA - employee	-	841	841	-
** FICA - employer	-	841	841	-
Unemployment	-	-	-	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 3,799	$ 3,799	$ -
STATE AND LOCAL				
Withholding	$ -	$ 453	$ 453	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	-	-	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 453	$ 453	$ -

TOTAL TAXES PAID - from a. and b. above (this sum is to be listed on page 1, as tax payments)	$ 4,252

Explain the reason for any past due post-petition taxes: ______________________

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

For the month ended May 31, 2007

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements	
03-17287-AJM-11	ROHN Industries, Inc.	$	27,579
03-17288-AJM-11	ROHN Construction, Inc.		-
03-17289-AJM-11	ROHN Enclosures, Inc.		-
03-17290-AJM-11	ROHN, Inc.		-
03-17291-AJM-11	ROHN Installation Services, Inc.		-
03-17292-AJM-11	ROHN Products, Inc.		-
	Total Disbursements	$	27,579

Cash disbursements are consolidated under ROHN Industries, Inc. case no. 03-17287-AJM-11

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

For the month ended May 31, 2007

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Pre-petition	$ -	$ -	$ -	$ 1,734,549	
Post-petition	-	-	-	474,309	
Totals	$ -	$ -	$ -	$ 2,208,858	$ 2,208,858 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ (28,621)	$ (168,355)
	Mexico funds (restricted - Mexico use)	5590017173	$ 81,835	$ 81,835
	Deposits received (on utility billings)	5590017173	$ -	$ -
	Lockbox	5800127531	$ -	$ -
	CD Investments (short - term)	Various	$ 485,000	$ 600,000
Regions (Union Planters) Bank	Unclaimed Distribution Reserve	169404	$ 19,000	$ 19,000
	CD Investments (short - term)	Various	$ -	$ -
	Disputed tax claims reserve		$ -	$ -
	Disputed general unsecured claims reserve		$ -	$ -
	Disputed administrative claims reserve		$ -	$ -
			$ 557,214	$ 532,480

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 *317 / 226-6101*
Indianapolis, Indiana 46204 *Fax 317 / 226-6356*

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended May 31, 2007

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   __X__ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed:** $ 9,616,327.18*.
   What amount of these receivables is considered uncollectible? $ 1,890,615 (over 90 days)*.

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ______

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. **List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)**

Payee Name	Position	Amount	Explanation
N/A			
N/A			

7. **Schedule of insurance coverage.**

Type of Policy	Expiration Date
Filed 12/31/03	

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the December 31, 2007 for general liability, workers compensation and automobile liability.

8. **Schedule of changes in personnel.**

	Full Time	Part Time
a. Total number of employees at beginning of this period. (April 30, 2007)	2	0
b. Number hired during this period.	0	0
c. Number terminated or resigned.	0	0
d. Total number of employees on payroll at the end of the period. (May 31, 2007)	2	0